SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUS

                                 ----------------

                              CLASSES A, B AND C


                        DWS Cash Reserve Prime Shares

Upon the recommendation of Investment Company Capital Corp. (the "Advisor"), the Board of the fund approved the termination and liquidation of the fund effective on or about September 20, 2006 (the "Liquidation Date"). Accordingly, the fund will redeem the shares of any shareholder outstanding on the Liquidation Date. The Advisor has agreed to pay the costs of the liquidation, including the mailing of notification to shareholders. Shareholders may exchange their outstanding shares of the fund into the same class of any DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share (normally, $1.00) for all shares owned. Class B or Class C shares that are redeemed prior to the Liquidation Date will be subject to any applicable contingent deferred sales charge associated with the redemption of these shares. If no action is taken on a tax-deferred account (such as an IRA) prior to the Liquidation Date and DWS Trust Company is the custodian on the account, liquidation proceeds for such an account will be invested in DWS Money Market Fund pending further instructions from the shareholder.






               Please Retain This Supplement for Future Reference








                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group




July 20, 2006
st-CRPS